EXHIBIT 10.1

SECOND AMENDMENT
TO THE
AK STEEL CORPORATION
ANNUAL MANAGEMENT INCENTIVE PLAN

(as amended and restated effective as of October 18, 2007)

Pursuant to the power of amendment reserved to AK Steel Corporation under the terms of Section 14 of the AK Steel Corporation Annual Management Incentive Plan (as amended and restated as of October 18, 2007) (the “Plan”), the Plan is hereby amended as follows, effective as of January 22, 2015:

The last sentence of the first paragraph in Section 6 is changed in its entirety to read as follows:

“Notwithstanding the foregoing, Performance Awards may be granted with respect to the threshold goals for safety and/or quality even if the threshold goal for net income for the Performance Period is not achieved.”

IN WITNESS WHEREOF, AK Steel Corporation has caused this Second Amendment to the Plan to be executed this 20th day of February, 2015.

AK STEEL HOLDING CORPORATION
AK STEEL CORPORATION

By:/s/ David C. Horn
David C. Horn, Executive Vice President, Chief Legal and Administrative Officer, and Secretary